UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2017

ALLTEMP, INC.

DELAWARE	000-55122	80-0142655
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

441 Nandy Drive

Roseburg, Oregon 97471

(Address of principal executive offices)

(855) 687-4867

(Registrant’s telephone number, including area code)

Source Financial, Inc.

604 Arizona Avenue

Santa Monica, California 90401

(Former Name and Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 9.01         Financial Statements and Exhibits

(a)       Financial Statements of Business Acquired.

Unaudited financial statements of CSES Group consisting of balance sheet as of March 31, 2017 and 2016 and the related statements of operations, stockholders’ equity and cash flows for the quarter ended March 31, 2017.

Pro Forma Combined Financial Statements consisting of unaudited pro forma combined balance sheet as of March 31, 2017, and unaudited pro forma combined statement of operations for the quarter ended March 31, 2017.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2017	ALLTEMP, INC.

	By:	/s/ William Lopshire
William Lopshire, Chief Executive Officer

3

ALLTEMP, INC. AND CSES GROUP, INC.

COMBINED FINANCIAL STATEMENTS

(unaudited)

Description	Page (s)
Condensed Balance Sheets	F-2

Condensed Statements of Operations (Unaudited)	F-3

Condensed Statement of Stockholders’ Equity (Unaudited) for the three months ended March 31, 2017	F-4

Condensed Statements of Cash Flows (Unaudited)	F-5

Notes to Condensed Financial Statements (Unaudited) for the three months ended March 31, 2017	F-6

Notes to Unaudited Pro Forma Combined Financial Statements	F-14

Unaudited Pro Forma Combined Balance Sheet as of March 31, 2017	F-16

Unaudited Pro Forma Combined Statement of Operations for the three months ended March 31, 2017	F-17

Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 2016	F-18

CSES Group, Inc.

Condensed Balance Sheets

	March 31, 2017	December 31, 2016
	(unaudited)
ASSETS
Current Assets
Cash	$3,014,758	$3,317,964
Accounts receivable	24,138	17,516
Total Current Assets	3,038,896	3,335,480

Property and equipment, net	165,884	126,593
TOTAL ASSETS	$3,204,780	$3,462,073

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities
Accounts payable	$38,341	$44,576
Accrued officer’s salary	90,000	15,000
Convertible notes payable, net of debt discount of nil and $58,250 as of March 31, 2017 and December 31, 2016, respectively	350,000	291,750
Accrued payroll	22,250	-
Accrued interest	18,622	8,956
Other accrued expenses	39,074	31,833
Total Current Liabilities	558,287	392,115

Stockholders’ Equity
Preferred stock; $0.0001 par value; 10,000,000 shares authorized and none issued and outstanding	-	-
Common stock; $0.0001 par value; 50,000,000 shares authorized; 11,925,000 and 11,853,000 shares issued and outstanding at March 31, 2017 and December 31, 2016, respectively	1,193	1,186
Additional paid-in capital	7,481,589	6,897,513
Accumulated deficit	(4,836,289)	(3,828,741)
Total Stockholders’ Equity	2,646,493	3,069,958
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,204,780	$3,462,073

See accompanying notes which are an integral part of these condensed financial statements

CSES Group, Inc.

Condensed Statements of Operations (Unaudited)

	Three Months Ended	Three Months Ended
	March 31, 2017	March 31, 2016
REVENUE	$8,281	$-

COST OF GOODS SOLD	2,089	-

GROSS MARGIN	6,192	-

EXPENSES

Research and development	50,263	86,789
General and administrative (including rent paid to a related party of $36,000 and $36,000, respectively)	886,855	653,188
Depreciation	8,706	5,432

TOTAL OPERATING EXPENSES	945,824	745,409

LOSS FROM OPERATIONS	(939,632)	(745,409)

OTHER EXPENSES
Interest expense	(67,916)	-

NET LOSS	$(1,007,548)	$(745,409)

See accompanying notes which are an integral part of these condensed financial statements

CSES Group Inc.

Condensed Statement of Stockholders’ Equity (Unaudited)

For the Three Months Ended March 31, 2017

	Common Stock		Additional
	$0.0001 Par		Paid-In	Accumulated	Stockholders’
	Number	Amount	Capital	Deficit	Equity
Balance, December 31, 2016	11,853,000	1,186	6,897,513	(3,828,741)	3,069,958
Issuance of common stock and warrants for cash	72,000	7	179,993		180,000
Fair value of vested stock options			404,083		404,083
Net loss				(1,007,548)	(1,007,548)

Balance, March 31, 2017	11,925,000	$1,193	$7,481,589	$(4,836,289)	$2,646,493

See accompanying notes which are an integral part of these condensed financial statements

CSES Group, Inc.

Condensed Statements of Cash Flows (Unaudited)

	Three Months Ended	Three Months Ended
	March 31, 2017	March 31, 2016
CASH FLOWS USED IN OPERATING ACTIVITIES
Net loss for the period	$(1,007,548)	$(745,409)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation	8,706	5,432
Amortization of discount on convertible note	58,250	-
Fair value of stock based compensation	404,083	585,852
Changes in working capital:
Change in accounts receivable	(6,622)	-
Change in accounts payable	(6,235)	2,533
Change in accrued interest	9,666	-
Change in accrued officer’s salary	75,000	-
Change in accrued payroll	22,250	-
Change in other accrued expenses	7,241	14,501

Net cash used in operating activities	(435,209)	(137,091)

CASH FLOWS USED IN INVESTING ACTIVITIES
Purchase of property and equipment	(47,997)	(32,910)
Net cash used in investing activities	(47,997)	(32,910)

CASH FLOW FROM FINANCING ACTIVITIES
Proceeds from issuance of common stock	180,000	100,000
Net cash provided by financing activities	180,000	100,000

NET INCREASE IN CASH	(303,206)	(70,001)
CASH, BEGINNING OF PERIOD	3,317,964	166,128

CASH, END OF PERIOD	$3,014,758	$96,127

See accompanying notes which are an integral part of these condensed financial statements

CSES Group, Inc.

Notes to Condensed Financial Statements (Unaudited)

For the Three Months Ended March 31, 2017

NOTE 1 – ORGANIZATION AND BASIS OF PRESENTATION

Description of the Company

CSES Group, Inc. (the “Company”) was incorporated in the State of Nevada on June 12, 2015. The Company develops, markets and sells commercial refrigerants that are interchangeable between R-22, R-134a, R-404, R-407 and R-410a refrigerant equipment. These refrigerants are used in heating, ventilation and air conditioning (“HVAC”) equipment and are marketed under the name alltemp™.

Basis of Presentation of Unaudited Financial Information

The unaudited condensed financial statements of the Company for the three months ended March 31, 2017 have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), have been prepared pursuant to the rules and regulations of the SEC and, in the opinion of management, reflect all normal and recurring adjustments necessary to fairly present the interim periods of unaudited financial results of operations and cash flows of the company for the periods presented. Operating results for interim periods are not necessarily indicative of operating results for the entire fiscal year or any other future periods. The balance sheet at December 31, 2016 has been derived from the Company’s audited financial statements at such date.

These financial statements should be read in conjunction with the financial statements and other information included in the Form 8K filed by Alltemp Inc. on April 28, 2017 which included the financial statements of the Company for the fiscal year ended December 31, 2016.

Going Concern

The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. As reflected in the accompanying financial statements, the Company has minimal recurring sources of revenue and during the three months ended March 31, 2017, the Company incurred a net loss of $1,007,548 and used cash in operations of $435,209. In addition, the Company had an accumulated deficit of $4,836,289 as of March 31, 2017. These factors raise substantial doubt about the Company’s ability to continue as a going concern. The ability of the Company to continue as a going concern is dependent upon the Company’s ability to raise additional funds and implement its business plan. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Management estimates that the current funds on hand will not be sufficient to continue operations through the next twelve months and to finalize the transition from start up company to a full scale commercial facility. Management is currently seeking additional funds, primarily through the issuance of debt and equity securities for cash and estimates that a significant amount of capital will be necessary to advance the development of our projects to the point at which they will become commercially viable.

No assurance can be given that any future financing will be available or, if available, that it will be on terms that are satisfactory to the Company. Even if the Company could obtain additional financing, it may contain undue restrictions on the Company’s operations, in the case of debt financing, or cause substantial dilution for our stockholders, in case of equity financing.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates and Assumptions

Preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Accordingly, actual results could differ from those estimates. Those estimates and assumptions include depreciable lives of property and equipment, analysis of impairments of recorded long-term assets, accruals for potential liabilities, assumptions made in valuing equity instruments issued for services and valuations of deferred tax assets.

Stock-Based Compensation

The Company periodically issues stock options and warrants to employees and non-employees in non-capital raising transactions for services. The Company accounts for stock option and warrant grants issued and vesting to employees based on the authoritative guidance provided by FASB where the value of the award is measured on the date of grant and recognized as compensation expense on the straight-line basis over the vesting period. The Company accounts for stock option and warrant grants issued and vesting to non-employees in accordance with the authoritative guidance of the FASB where the value of the stock compensation is based upon the measurement date as determined at either a) the date at which a performance commitment is reached, or b) at the date at which the necessary performance to earn the equity instruments is complete. Options granted to non-employees are revalued each reporting period to determine the amount to be recorded as an expense in the respective period. As the options vest, they are valued on each vesting date and an adjustment is recorded for the difference between the value already recorded and the then current value on the date of vesting. In certain circumstances where there are no future performance requirements by the non-employee, option grants are immediately vested and the total stock-based compensation charge is recorded in the period of the measurement date.

The fair value of the Company’s stock option and warrant grants are estimated using the Black-Scholes-Merton Option Pricing model, which uses certain assumptions related to risk-free interest rates, expected volatility, expected life of the stock options or warrants, and future dividends. Compensation expense is recorded based upon the value derived from the Black-Scholes-Merton Option Pricing model, and based on actual experience. The assumptions used in the Black-Scholes-Merton Option Pricing model could materially affect compensation expense recorded in future periods.

Research and Development Costs

Research and development costs consist of expenditures for the research and development of new products and technology and are expensed as incurred. Research and development costs were $50,263 and $86,789 during the three months ended March 31, 2017 and 2016, respectively.

Recent Accounting Pronouncements

In May 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-09, Revenue from Contracts with Customers.  ASU 2014-09 is a comprehensive revenue recognition standard that will supersede nearly all existing revenue recognition guidance under current U.S. GAAP and replace it with a principle based approach for determining revenue recognition.  Under ASU 2014-09, revenue is recognized when a customer obtains control of promised goods or services and is recognized in an amount that reflects the consideration which the entity expects to receive in exchange for those goods or services.  In addition, the standard requires disclosure of the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers.  The FASB has recently issued ASU 2016-08, ASU 2016-10, ASU 2016-11, ASU 2016-12, and ASU 2016-20 all of which clarify certain implementation guidance within ASU 2014-09.    ASU 2014-09 is effective for interim and annual periods beginning after December 15, 2017.   Early adoption is permitted only in annual reporting periods beginning after December 15, 2016, including interim periods therein.  The standard can be adopted either retrospectively to each prior reporting period presented (full retrospective method), or retrospectively with the cumulative effect of initially applying the guidance recognized at the date of initial application (the cumulative catch-up transition method).  The Company is currently in the process of analyzing the information necessary to determine the impact of adopting this new guidance on its financial position, results of operations, and cash flows.  The Company will adopt the provisions of this statement in the first quarter of fiscal 2018.

In February 2016, the FASB issued Accounting Standards Update (ASU) No. 2016-02, Leases. ASU 2016-02 requires a lessee to record a right of use asset and a corresponding lease liability on the balance sheet for all leases with terms longer than 12 months. ASU 2016-02 is effective for all interim and annual reporting periods beginning after December 15, 2018. Early adoption is permitted. A modified retrospective transition approach is required for lessees for capital and operating leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements, with certain practical expedients available. The Company is currently evaluating the expected impact that the standard could have on its financial statements and related disclosures.

Other recent accounting pronouncements issued by the FASB, including its Emerging Issues Task Force, the American Institute of Certified Public Accountants, and the Securities and Exchange Commission did not or are not believed by management to have a material impact on the Company’s present or future consolidated financial statements.

NOTE 3 – PROPERTY AND EQUIPMENT

Property and equipment consists of the following:

	As of
	March 31,	December 31,
	2017	2016
	(unaudited)
Plant equipment	$185,769	$149,399
Furniture and fixtures	10,373	-
Computer equipment	6,545	5,291
Total cost	202,687	154,690
Less accumulated depreciation	(36,803)	(28,097)

Total property and equipment	$165,884	$126,593

Depreciation expense was $8,706 and $5,432 for the three months ended March 31, 2017 and 2016, respectively.

NOTE 4 – RELATED PARTY TRANSACTIONS

The Company’s research and development, manufacturing and distribution facility is being leased from a shareholder and chairman of the Company under a Commercial Sublease Agreement (“Lease”). The term of the Lease is for one year with automatic renewal periods of one year unless either party provides written notice of its intent not to renew. In July 2016, the Company extended the lease for an additional year. The Company is required to pay $12,000 per month. During the three months ended March 31, 2017 and 2016, the Company paid $36,000 during each period in rent to the Shareholder and Chairman.

As of December 31, 2016, the Company had accrued $15,000 in salary payable to its CEO. During the three months ended March 31, 2017, the Company accrued salary to its CEO of $75,000. As of March 31, 2017, the Company had $90,000 of accrued salary payable to its CEO.

NOTE 5 – CONVERTIBLE NOTES

Convertible Notes Payable consist of the following:

	As of
	March 31,	December 31,
	2017	2016
	(unaudited)
8 % Convertible Note Payable to Investor	$100,000	$100,000
10% Convertible Note Payable to Alltemp, Inc.	250,000	250,000
Total Convertible Notes	350,000	350,000
Less Valuation discount	-	(58,250)

Net	$350,000	$291,750

8% Convertible Promissory Note

In August 2016, the Company issued an unsecured 8% Convertible Promissory Note (“8% Note”), having a total principal amount of $100,000, to an accredited investor. The 8% Note is due and payable in full in August 2017. The 8% Note is convertible at any time into shares of the Company’s common stock at a price per share of $2.00. The price per share of $2.00 is not subject to subsequent adjustment.

10% Convertible Promissory Note

On September 20, 2016, the Company entered into a Binding Memorandum of Understanding (“MOU”) with Alltemp, Inc., previously known as Source Financial, Inc. (“Alltemp” or together the “Parties”) whereby the Company and Alltemp have agreed to cause a merger of the Company with Alltemp and Alltemp has agreed to provide certain financial accommodations and services to the Company. Pursuant to the terms of the MOU, the Company entered into an unsecured 10% Demand Convertible Promissory Note (“10% Note”) with Alltemp having a total principal amount of $250,000 which the Company received during the year ended December 31, 2016. The 10% Note was convertible at a rate of $0.75 per share, and accrues interest at a rate of 10% per annum, which is payable quarterly in cash with the first payment due and payable on January 15, 2017.

As the conversion price of $0.75 reflected a price discount below the fair market value of the Company’s common stock, which was determined to be $2.00 per share as of the date of the Note based upon private sales of the Company’s common stock, there was deemed a beneficial conversion feature of $250,000 associated with the 10% Note. As such, the Company recorded $250,000 representing the fair value of the beneficial conversion feature at the date of issuance of the 10% Note as additional paid-in capital and as a note discount that was amortized as interest expense using the effective interest method over the term of the 10% Note. The unamortized portion of the discount at December 31, 2016 was $58,750. During the three months ended March 31, 2017. the remaining debt discount of $58,750 was fully amortized and was included in interest expense.

In conjunction with the completion of the merger discussed in Note 8, the 10% Note payable to Alltemp was eliminated upon the accounting for the merger transaction

NOTE 6 – EQUITY

Sale of Common Stock

In February 2017, the Company received $180,000 from an accredited investor in conjunction with the sale of 72,000 units at a price of $2.50 per unit. Each unit consisted of one restricted share of the Company’s common stock and Common Stock Purchase Warrants (“Warrants”) to purchase one share of the Company’s common stock at an exercise price of $7.50 per share.

Warrants

During 2016 and again in February 2017, the Company issued 1,400,000 and 72,000, respectively, of Common Stock Purchase Warrants (“Warrants”) that were issued in conjunction with Subscription Agreements purchased by individual accredited investors (“Subscribers”). Each warrant grants the Subscribers the option to purchase one share of the Company’s common stock at an exercise price of $7.50 per share. In addition, in 2016 the Company issued to its placement agent as a private placement fee of 128,000 shares of common stock and a warrant to purchase 128,000 shares of the Company’s common stock at an exercise price of $2.50 per share.

The following table summarizes information concerning outstanding and exercisable warrants as of March 31, 2017 and December 31, 2016:

	Warrants	Weighted Average Price
December 31, 2016	1,528,000	$7.08
Granted	72,000	7.50
Exercised	-	-
Forfeited	-	-
March 31, 2017	1,600,000	$7.13

The weighted average life of the outstanding warrants is 2.71 years. There was no intrinsic value to the warrants as of March 31, 2017.

NOTE 7 – STOCK INCENTIVE PLAN

2015 Stock Option Plan

In June 2015, the Company’s board of directors approved the 2015 Stock Option Plan for the Company (the “Plan”), which is administered by the Company’s board of directors or a committee thereof (the “Administrator”) as set forth in the Plan. The Plan provides for the granting of stock options to employees, directors (including non-employee directors) and key consultants. Grants under the Plan vest and expire based on periods determined by the Administrator, but in no event can the expiration date be later than ten years from the date of grant (five years after the date of grant if the grant is an incentive stock option to an employee who owns more than 10% of the total combined voting power of all classes of the Company’s capital stock (a “10% owner”)). Grants of stock options may be either incentive stock options or nonqualified stock options. The per share exercise price on an option, other than with respect to substitute awards, shall not be less than 100% of the fair market value of the Company’s Common Stock on the date the option is granted (110% of the fair market value if the grant is to a 10% owner). A total of 3,000,000 shares of Common Stock have been authorized for issuance and reserved under the Plan.

Summary of Stock Option Activity

The Company has granted stock options to employees and non-employees which vest twelve months from the date of grant and expire two years after the vesting date. The following summarizes the stock option activity under the Plan:

	Stock Options Outstanding	Weighted Average Exercise Price	Weighted Average Grant Date Fair Value	Weighted Average Remaining Contractual Life (Years)
Balance at December 31, 2016	3,000,000	$2.15	$1.33	$1.94
Options granted	-	-	-	-
Options cancelled	-	-	-	-
Options exercised	-	-	-	-
Balance at March 31, 2017	3,000,000	2.15	1.33	1.69
Exercisable at March 31, 2017	2,000,000	2.22	1.18	1.21
Expected to vest after March 31, 2017	1,000,000	2.00	1.64	2.67

The table above includes an option granted to a non-employee, which was granted in December 2016 in conjunction with an Advisory Agreement that included, among others, monthly compensation of $10,000 and the grant of an option to purchase 1,000,000 shares of the Company’s common stock at a price of $2.00 per share. The option fully vests twelve months from the date of issuance and the vesting period can be accelerated at the Company’s discretion. In addition, the option cannot be cancelled for any reason but does expire two years after the option is fully vested. The fair value of the options granted in 2016 was determined to be $1,638,782 by management using the Black-Scholes-Merton Option Pricing Model. During the three months ended March 31, 2017, the Company recognized $404,083 of expense related to this option, which was included in general and administrative expenses, and will recognize $1,100,004 during the year ending December 31, 2017.

As of March 31, 2017, the total intrinsic value of options vested was $1,060,000 and was based on the fair market value of the Company’s common stock as of March 31, 2017 of $2.50 per share. The fair value of the Company’s common stock was determined based on recent sales of the Company’s common stock to third-party accredited investors.

NOTE 8 – SUBSEQUENT EVENTS

Agreement and Plan of Merger

On January 24, 2017, the Company entered into an Agreement and Plan of Merger (“Agreement”) with Alltemp and CSES Acquisition Inc., a wholly owned subsidiary of Alltemp. Under the terms and conditions of the Agreement, Alltemp will issue to the stockholders of the Company an aggregate 127,045,969 shares of common stock of Alltemp constituting approximately 76% of the common stock of Alltemp in exchange for all the shares of common stock of the Company at a ratio of 10.65375 shares of Alltemp common stock for 1 share of the Company’s common stock. The consummation of the Merger was effected on April 27, 2017 upon which the Company became a wholly-owned subsidiary of Alltemp. Furthermore, the 10% note payable to Alltemp was eliminated as part of the merger accounting.

ALLTEMP, Inc. and CSES Group, Inc.

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

AS OF MARCH 31, 2017

(unaudited)

Note 1 - Basis of Presentation

The following unaudited pro forma combined financial statements give effect to the Agreement and Plan of Merger (“Merger Agreement”) between Alltemp, Inc. (f/k/a Source Financial, Inc.) (the “Company”), CSES Acquisition Inc., a wholly owned subsidiary of the Company and CSES Group, Inc. (“CSES”). The Merger was completed on April 27, 2017. Under the terms and conditions of the Merger Agreement, the Company issued 127,045,969 shares of common stock, which is net of the cancellation of 1,428,581 shares transferred to treasury stock, constituting approximately 76% of the common stock of the Company in exchange for all the shares of common stock of CSES at a ratio of 10.65375 shares of the Company’s common stock for 1 share of the CSES’ common stock. Upon closing, CSES becase a wholly-owned subsidiary of the Company.

CSES was incorporated in the State of Nevada on June 12, 2015. CSES develops, markets and sells commercial refrigerants that are interchangeable between R-22, R-134a, R-404, R-407 and R-410a refrigerant equipment. These refrigerants are used in heating, ventilation and air conditioning (“HVAC”) equipment and are marketed under the name alltemp™. On April 27, 2017, the businesses of CSES became the Company’s principal business.

The Merger will be accounted for as a “reverse merger”. For accounting purposes, CSES will be deemed to be the accounting acquirer in the transaction and, consequently, the transaction will be treated as a recapitalization of the Company. Accordingly, CSES’s assets, liabilities and results of operations will become the historical financial statements of the registrant. No step-up in basis or intangible assets or goodwill will be recorded in this transaction.

The unaudited pro forma balance sheet as of March 31, 2017, and the unaudited combined statement of operations for the three months ended March 31, 2017 and year ended December 31, 2016, presented herein give effect to the reverse merger as if the transaction had occurred at the beginning of such period and includes certain adjustments that are directly attributable to the transaction, which are expected to have a continuing impact on the Company and are factually supportable, as summarized in the accompanying notes.

The unaudited pro forma combined financial information is provided for illustrative purposes only. The unaudited pro forma combined financial information presented herein is based on management’s estimate of the effects of the reverse merger, had such transaction occurred on the dates indicated herein, based on currently available information and certain assumptions and estimates that the Company believes are reasonable under the circumstances. The unaudited pro forma combined financial information is not necessarily indicative of the results of operations or financial position that actually would have been achieved had the reverse merger been consummated on the dates indicated, or that may be achieved in the future.

The unaudited pro forma combined financial information presented herein should be read in conjunction with the financial statements contained elsewhere in this Form 8-K, as filed with the Securities and Exchange Commission.

The following are the unaudited pro forma adjustments that were made to the combined financial statements:

A.	The pro forma combined balance sheet as of March 31, 2017 has been adjusted to reflect the cancellation of a $250,000 convertible note that was previously issued by CSES to the Company.

The pro forma combined statement of operations for the three months ended March 31, 2017 has been adjusted to reflect the forgiveness of interest accrued at March 31, 2017 of $13,333 related to this note. In addition, the pro forma combined statement of operations for the year ended December 31, 2016 has been adjusted to remove the December 31, 2016 unamortized debt discount of $58,250 offset by the forgiveness of interest accrued at December 31, 2016 of $5,667 related to this note.

B.	In conjunction with the Merger Agreement, the Company converted all convertible notes payable in the amount of $350,000 to 5,892,827 shares of common stock of the Company, and converted all preferred stock into 3,189,208 shares of common stock of the Company. The pro forma combined balance sheet as of March 31, 2017 has been adjusted to reflect the conversion of the Company’s convertible notes payable and conversion of the Company’s preferred stock to common stock of the Company.

C.	The pro forma combined balance sheet as of March 31, 2017 has been adjusted to reflect the issuance of 20,404,997 shares of common stock of the Company valued at $374,177 related to a consulting agreement entered into in September 2016. As of March 31, 2017, the Company reflected the obligation to issue such shares as an account payable. In conjunction with the Merger Agreement, the Company issued these shares.

D.	The pro forma combined balance sheet as of March 31, 2017 and the pro forma combined statement of operations for the three months ended March 31, 2017 has been adjusted to impair the Company’s intangible assets, which will not be used by the company going forward.

E.	The pro forma combined balance sheet as of March 31, 2017 has been adjusted to eliminate the Company’s accumulated deficit.

The unaudited pro forma combined financial statements do not include any adjustment for non-recurring costs incurred or to be incurred after March 31, 2017, by the Company to consummate the merger, except as noted above.  Merger costs include fees payable for investment banking services, legal fees and accounting fees.  Such costs will be expensed as incurred.

Alltemp, Inc. and CSES Group, Inc.

Pro Forma Combined Balance Sheet

As of March 31, 2017

(unaudited)

	Alltemp (1)	CSES Group, Inc. (2)
	March 31, 2017	March 31, 2017	Pro Forma Adjustments		Pro Forma Combined

ASSETS
Current Assets
Cash	$884	$3,014,758	$-		$3,015,642
Accounts receivable	-	24,138			24,138
Convertible notes receivable	250,000	-	(250,000	)(A)	-
Prepaid expense	25,169	-			25,169
Total Current Assets	276,053	3,038,896	(250,000)		3,064,949

Property and equipment, net	-	165,884			165,884
Intangible assets	26,661	-	(26,661	)(D)	-
TOTAL ASSETS	$302,714	$3,204,780	$(276,661)		$3,230,833
LIABILITIES AND STOCKHOLDERS’ (DEFICIT) EQUITY

Current Liabilities
Accounts payable and accrued expenses	$29,389	$38,341	$-		$67,730
Common stock payable	374,177	-	(374,177	)(C)	-
Due to related party	7,864	90,000			97,864
Notes payable	8,000	-			8,000
Convertible notes payable	350,000	350,000	(250,000	)(A)	100,000
			(350,000	)(B)
Accrued payroll	-	22,250			22,250
Accrued interest	-	18,622	(13,333	)(A)	5,289
Other accrued expenses	-	39,074			39,074
Total Current Liabilities	769,430	558,287	(987,510)		340,207

Total Liabilities	769,430	558,287	(987,510)		340,207
Stockholders’ Equity
Preferred stock	21	-	(21	)(B)	-
Common stock	10,749	1,193	2,603	(B)	16,585
			2,040	(C)
Additional paid-in capital	296,321	7,481,589	347,418	(B)	7,723,658
			372,137	(C)
			(773,807	)(E)
Accumulated deficit	(773,807)	(4,836,289)	13,333	(A)	(4,822,956)
			773,807	(E)
			(26,661	)(D)	(26,661)
Total Stockholders’ (Deficit) Equity	(466,716)	2,646,493	710,849		2,890,626
TOTAL LIABILITIES AND STOCKHOLDERS’ (DEFICIT) EQUITY	$302,714	$3,204,780	$(276,661)		$3,230,833

(1) Source: unaudited financial statements of Alltemp, Inc. as of March 31, 2017

(2) Source: unaudited financial statements of CSES Group, Inc. included elsewhere in this Form 8-K

See accompanying notes to unaudited pro forma combined financial statement

Alltemp, Inc. and CSES Group, Inc.

Pro Forma Combined Statement of Operations

For the Three Months Ended March 31, 2017

(unaudited)

	Alltemp, Inc. (1)	CSES Group, Inc. (2)
	Three Months Ended	Three Months Ended
	March 31, 2017	March 31, 2017	Pro Forma Adjustments		Pro Forma Combined

REVENUE	$-	$8,281	$-		$8,281

COST OF GOODS SOLD	-	2,089			2,089

GROSS MARGIN	-	6,192			6,192

EXPENSES

Research and development	$-	$50,263	$-		$50,263
General and administrative	140,439	886,855			1,027,294
Depreciation	-	8,706			8,706

TOTAL OPERATING EXPENSES	140,439	945,824	-		1,086,263

LOSS FROM OPERATIONS	(140,439)	(939,632)	-		(1,080,071)

OTHER EXPENSES
Interest expense	(6,864)	(67,916)	13,333	(A)	(61,447)
Other expense	-	-	(26,661	)(D)	(26,661)

NET LOSS	$(147,303)	$(1,007,548)	$(13,328)		$(1,168,179)

LOSS PER COMMON SHARE					$(0.01)

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC AND FULLY DILUTED					166,652,335

(1) Source: unaudited financial statements of Alltemp, Inc. as of March 31, 2017

(2) Source: unaudited financial statements of CSES Group, Inc. included elsewhere in this Form 8-K

See accompanying notes to unaudited pro forma combined financial statements

Alltemp, Inc. and CSES Group, Inc.

Pro Forma Combined Statement of Operations

For the Year Ended December 31, 2016

(unaudited)

	Alltemp, Inc. (1)	CSES Group, Inc. (2)
	December 31, 2016	December 31, 2016	Pro Forma Adjustments		Pro Forma Combined

REVENUE	$-	$17,516	$-		$17,516

EXPENSES

Research and development	$-	$431,597	$-		$431,597
General and administrative	403,557	1,616,887			2,020,444
Loss on litigation	108,000	-			108,000
Depreciation	-	26,259			26,259

TOTAL OPERATING EXPENSES	511,557	2,074,743	-		2,586,300

LOSS FROM OPERATIONS	(511,557)	(2,057,227)	-		(2,568,784)

OTHER EXPENSES
Interest expense	(4,619)	(200,706)	(52,583	)(A)	(257,908)

NET LOSS	$(516,176)	$(2,257,933)	$(52,583)		$(2,826,692)

LOSS PER COMMON SHARE					$(0.02)

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC AND FULLY DILUTED					151,129,839

(1) Source: audited financial statements of Source Financial, Inc. as of December 31, 2016

(2) Source: audited financial statements of CSES Group, Inc. included in Form 8-K filed by Alltemp, Inc. on April 28, 2017

See accompanying notes to unaudited pro forma combined financial statements